Exhibit 10.1

$500,000,000

COMMUNITY HEALTHCARE TRUST INCORPORATED

COMMON STOCK
PAR VALUE $0.01 PER SHARE

SECOND AMENDED AND RESTATED SALES AGENCY AGREEMENT

November 2, 2022

Piper Sandler & Co.
1251 Avenue of the Americas, 6th Floor
New York, New York 10020

Evercore Group L.L.C.
55 East 52nd Street, 36th Floor
New York, NY 10055

Truist Securities, Inc.
3333 Peachtree Road NE, 11th Floor
Atlanta, GA 30326
Attention: Equity Capital Markets

Regions Securities LLC
615 S. College Street, Suite 600
Charlotte, NC 28202

Fifth Third Securities, Inc.
424 Church Street
Maildrop: UTFC6B
Nashville, TN 37219

Janney Montgomery Scott LLC
1717 Arch Street, 22nd Floor
Philadelphia, PA 19103

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

Community Healthcare Trust Incorporated, a Maryland corporation (the “Company”), confirms its agreement (this “Agreement”) with Piper Sandler & Co., Evercore Group L.L.C., Truist Securities, Inc., Regions Securities LLC, Fifth Third Securities, Inc., Janney Montgomery Scott LLC and Robert W. Baird & Co. Incorporated (collectively, the “Agents” or “you”) originally set forth in the Amended and Restated Sales Agency Agreement, dated November 5, 2019, as amended by Amendment No. 1, dated November 3, 2020 (as amended, the “Original Agreement”), which Original Agreement is hereby amended and restated as follows:

1. The Company proposes, subject to the terms and conditions stated herein, to issue and sell from time to time on or after the date of this Agreement, to or through the Agents, shares (the “Shares”) of the common stock, par value $0.01 per share (“Common Stock”), of the Company, having an aggregate gross sales price of up to $500,000,000 (exclusive of shares of Common Stock sold under the Original Agreement) (the “Maximum Amount”), on the terms set forth in this Agreement. The Company agrees that whenever it determines to sell the Shares directly to the Agents, as principal or otherwise other than as set forth in Section 3 hereof, it will enter into a separate agreement, which will include customary terms and conditions consistent with the representations, warranties and provisions in this Agreement and which will be agreed upon by the parties thereto (each, a “Terms Agreement”).

The Company prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations thereunder (the “1933 Act Regulations”), with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement” (as defined in Rule 405 under the 1933 Act) on Form S-3 (File No. 333-268115) relating to the public offering and sale of certain securities of the Company, including the Shares, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder (the “1934 Act Regulations”). The base prospectus filed as part of the Registration Statement (as defined below), as amended in the form in which it has been filed most recently with the Commission, including the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein as the “Base Prospectus.” The Company has prepared a prospectus supplement (the “Prospectus Supplement”) to the Base Prospectus included as part of the Registration Statement, which Prospectus Supplement specifically relates to the sale of the Shares pursuant to an “at the market” offering as defined in Rule 415 of the 1933 Act. The Company will furnish to the Agents, for use by the Agents, copies of the Base Prospectus included as part of the Registration Statement, as supplemented by the Prospectus Supplement. Except where the context otherwise requires, the Registration Statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act or deemed to be a part of such registration statement pursuant to Rule 430B of the 1933 Act, is herein referred to as the “Registration Statement.” The Base Prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the 1933 Act is herein referred to as the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission via the Commission’s Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

As used in this Agreement:

“Applicable Time” means each time of sale of Shares pursuant to this Agreement or any relevant Terms Agreement, or such other time as agreed by the Company and the Agents.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses and the Prospectus.

“Issuer Free Writing Prospectus” means as such term is defined in Rule 433 of the 1933 Act Regulations, including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus approved by the Agents for general distribution to investors, as evidenced by communications between the Company and the Agents.

“Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

2. The Company represents and warrants to the Agents as of the date hereof, each Representation Date (as defined in Section 6(n) below), each Applicable Time (as defined in Section 1 above) referred to herein, and each Delivery Date (as defined in Section 3(i) below) and agrees with the Agents that:

(a)  Registration Statement and Prospectuses. The Company meets all conditions and requirements for the use of Form S-3 to register the offer and sale of the Shares in accordance with General Instruction I.B.1 of Form S-3. Each of the Registration Statement and any post-effective amendment thereto have been prepared by the Company in conformity with the requirements of the 1933 Act and the 1933 Act Regulations. On the date the Registration Statement was filed and as of the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the 1933 Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the 1933 Act, and the Shares, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.” The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act objecting to the use of the automatic shelf registration statement form. The Company has paid or will pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1)(i) of the 1933 Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act (including, if applicable, by updating the “Calculation of Filing Fees Table” in accordance with Rule 456(b)(1)(ii) of the 1933 Act either in a post-effective amendment to the Registration Statement or in the manner specified by Rule 424(g)). No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any prospectus supplement or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the actual knowledge of the Company after due inquiry, contemplated. The Company has complied with each request, if any, from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. The Prospectus and each amendment or supplement thereto, as of their respective issue dates, complied and will comply, in all material respects with the 1933 Act and the 1933 Act Regulations. The Prospectus and any amendments or supplements thereto delivered to the Agents for use in connection with the offering of the Shares were or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations. The Registration Statement, the Prospectus and the documents incorporated by reference therein include and incorporate by reference all interactive data in eXtensible Business Reporting Language (“XBRL Data”) required to be included therein; and the XBRL Data included or incorporated by reference in the Registration Statement, the Prospectus or the documents incorporated by reference therein fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(b)  Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at the respective time it became effective, at each Applicable Time and at each Delivery Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At each Applicable Time and at each Delivery Date, neither (A) the General Disclosure Package or (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at each Applicable Time and at each Delivery Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company filed the Registration Statement with the Commission before using any free writing prospectus and each free writing prospectus was preceded or accompanied by the Prospectus satisfying the requirements of Section 10 under the 1933 Act.

The representations and warranties in this Section 2(b) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with the Agent Information (as defined in Section 9(a) below).

(c)  Issuer Free Writing Prospectuses. Unless the Company has notified or notifies the Agents otherwise in accordance with Section 6(c) below, no Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated or deemed incorporated by reference therein, or any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus has conformed or will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to an Issuer Free Writing Prospectus pursuant to the 1933 Act Regulations. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Agents; provided, that such consent is deemed to have been given with respect to each Permitted Free Writing Prospectus (as defined in Section 6(c) below). The Company has retained in accordance with the 1933 Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act Regulations. The first sentence of this Section 2(c) shall not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with the Agent Information.

(d)  Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(e)  Independent Accountants. BDO USA, LLP, who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Company as required by the 1933 Act, the 1933 Act Regulations and the Public Company Accounting Oversight Board (United States).

(f)  Financial Statements; Non-GAAP Financial Measures. The historical consolidated financial statements of the Company included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial condition of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, owners’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified, and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented. The supporting schedules, if any, relating to the Company and its consolidated subsidiaries present fairly in accordance with GAAP the information required to be stated therein. Except as included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the 1934 Act, and Item 10 of Regulation S-K under the 1933 Act, in each case to the extent applicable.

(g)  No Material Adverse Change in Business. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting any of the properties or assets described in the Registration Statement, the Disclosure Package or the Prospectus as owned or leased by the Company and its subsidiaries (collectively, the “Properties”), considered as a whole, or in the condition, financial or otherwise, or in the earnings or business of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business, and (D) there has been no distribution of any kind declared, paid or made by the Company on any class of its shares of Common Stock or other form of ownership interests.

(h)  Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing with the State Department of Assessments and Taxation of Maryland and has all the requisite corporate power and authority to own, lease and operate its Properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under this Agreement, and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(i)  Significant Subsidiaries. The subsidiaries listed on Schedule 2(i)(i) are the only subsidiaries of the Company that meet the definition of “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X). The only subsidiaries of the Company are the subsidiaries listed on Schedule 2(i)(ii) or on Exhibit 21 to the Company’s Annual Report on Form 10-K filed with the Commission on February 15, 2022. Each of the significant subsidiaries of the Company listed on Schedule 2(i)(i) (the “Significant Subsidiaries”) has been duly organized and is validly existing and in good standing under the laws of its respective state of organization and has all the requisite power and authority to own, lease and operate its Properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect; all of the issued equity securities of each Significant Subsidiary, in the case of a corporation, have been duly authorized and validly issued and are fully paid and non-assessable, and, in the case of a limited liability company, are validly issued and purchasers of such equity securities will have no obligation to make payments to the Significant Subsidiary or its creditors (other than the purchase price for the equity securities) or contributions to the Significant Subsidiary or its creditors solely by reason of the purchasers’ ownership of such equity securities, and, in each case, are owned, directly or through other subsidiaries of the Company, by the Company, free and clear of any pledge, lien, encumbrance or claim.

(j)  Capitalization. The authorized, issued and outstanding shares of capital stock of the Company is as set forth under the headings “Description of Common Stock” and “Description of Preferred Stock” in the Registration Statement, as modified by the description of the number of shares of Common Stock outstanding set forth under the caption “The Offering” in the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus). Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) no shares of Common Stock are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any shares of Common Stock of the Company and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company. The outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable. None of the outstanding shares of Common Stock of the Company were issued in violation of the preemptive or other similar rights of any security holder of the Company.

(k)  No Equity Awards. Except for as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has no outstanding stock options or other equity-based awards of or to purchase shares of Common Stock pursuant to an equity-based compensation plan or otherwise.

(l)  Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by all necessary corporate action on the part of the Company.

(m)  Authorization and Description of Shares. The Shares have been duly authorized for issuance and sale to the Agents pursuant to this Agreement and, when the Shares have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Shares will be validly issued and fully paid and non-assessable; and the issuance of the Shares is not subject to the preemptive, resale rights, rights of first refusal or other similar rights of any security holder of the Company. The Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of any of the Shares will be subject to personal liability solely by reason of being such a holder. The certificates, if any, to be used to evidence the Shares will, at each Applicable Time, be in substantially the form filed as an exhibit to the Registration Statement and will comply in all material respects with all applicable legal requirements, the requirements of the charter and bylaws of the Company and the requirements of the New York Stock Exchange (the “NYSE”).

(n)  Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale by the Company under the 1933 Act.

(o)  Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (A) in violation of its respective charter, bylaws, certificate of limited partnership, agreement of limited partnership or other organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the Properties or any other properties or assets of the Company or any of its subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or the Properties or any of its other properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Shares and the use of the net proceeds from the sale of the Shares as described therein under the caption “Use of Proceeds” in the Prospectus Supplement) and compliance by the Company with its obligations hereunder and (to the extent a party thereto) thereunder have been duly authorized by all necessary corporate or limited partnership action, as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or to the actual knowledge of the Company result in the creation or imposition of any lien, charge or encumbrance upon the Properties or any other properties or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances as are described in or contemplated by the Registration Statement, the General Disclosure Package or the Prospectus that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the charter, bylaws, certificate of limited partnership, agreement of limited partnership or other organizational document, as applicable, of the Company or any of its subsidiaries or (ii) to the actual knowledge of the Company after due inquiry, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(p)  Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the actual knowledge of the Company after due inquiry, is imminent, which, in any such case, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(q)  Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation pending, or, to the actual knowledge of the Company after due inquiry, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or which would materially and adversely affect the consummation of the transactions contemplated in this Agreement, or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of the Properties or their respective other properties or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

(r)  Accuracy of Exhibits. There are no contracts or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or filed as required.

(s)  Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder or in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the NYSE, the securities laws, real estate syndication laws of any U.S. state or non-U.S. jurisdiction or the rules and bylaws of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(t)  Possession of Licenses and Permits. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, to the actual knowledge of the Company after due inquiry, the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. To the actual knowledge of the Company after due inquiry, the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. To the actual knowledge of the Company after due inquiry, all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(u)  Title to Property. (A) Each of the Company, any of its subsidiaries or any joint venture in which the Company or any of its subsidiaries owns an interest (each such joint venture being referred to as a “Related Entity”), as the case may be, has good and marketable fee or leasehold title to the Properties, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind (excluding taxes, assessments and fees not yet due and payable), other than those that (1) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (2) to the actual knowledge of the Company after due inquiry, would not, singly or in the aggregate, materially affect the value of any of the Properties and do not materially interfere with the use made and proposed to be made of any of the Properties by the Company, any of its subsidiaries or any Related Entity; (B) none of the Company, any of its subsidiaries or any Related Entity owns any real property other than the Properties; (C) to the actual knowledge of the Company after due inquiry, each of the ground leases, subleases and sub-subleases relating to a Property, if any, material to the business of the Company and its subsidiaries, considered as one enterprise, are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Properties (taken as a whole) by the Company, any of its subsidiaries or any Related Entity, and (1) to the actual knowledge of the Company after due inquiry, no default or event of default has occurred under any such ground lease, sublease or sub-sublease with respect to any of the Properties and none of the Company, any of its subsidiaries or any Related Entity has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such ground lease, sublease or sub-sublease and (2) none of the Company, any of its subsidiaries or any Related Entity has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company, any of its subsidiaries or any Related Entity under any of the material ground leases, subleases or sub-subleases mentioned above, or affecting or questioning the rights of the Company, any of its subsidiaries or any Related Entity to the continued possession of the leased, subleased or sub-subleased premises under any such ground lease, sublease or sub-sublease; (D) all liens, charges, encumbrances, claims or restrictions on any of the Properties and the assets of the Company, any of its subsidiaries or any Related Entity that are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein; (E) to the actual knowledge of the Company after due inquiry, no tenant under any of the leases at the Properties or any other party has a right of first refusal, right of first offer or an option to purchase any of the Properties, except for such rights or options that have been expressly waived in writing by such parties, which written waivers have been provided to the Agents; (F) to the actual knowledge of the Company after due inquiry, none of the Properties fails to comply with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Registration Statement, the General Disclosure Package or the Prospectus and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (G) the mortgages and deeds of trust, if any, that encumber any of the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than certain other Properties; and (H) none of the Company, any of its subsidiaries or any Related Entity or, to the actual knowledge of the Company after due inquiry, any lessee of any of the Properties is in default under any of the leases governing the Properties and there is no event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

(v)  Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) reasonably necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(w)  Environmental Laws. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Company, any of its subsidiaries, any Related Entity nor, to the actual knowledge of the Company after due inquiry, any of the Properties is in violation of any Environmental Laws (as defined below), (B) the Company, its subsidiaries, the Related Entities and, to the actual knowledge of the Company after due inquiry, the Properties have all permits, authorizations and approvals required under any applicable Environmental Laws and none of the Company, its subsidiaries or the Related Entities have received any notice that any of them or any of the Properties is not in compliance with their requirements, (C) none of the Company, its subsidiaries or any Related Entity have received notice of any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law or Hazardous Material (as defined below) against the Company, any of its subsidiaries or any Related Entity or, to the actual knowledge of the Company after due inquiry, otherwise with regard to the Properties, (D) to the actual knowledge of the Company after due inquiry, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Properties, the Company, any of its subsidiaries or any Related Entity relating to Hazardous Materials or any Environmental Laws, and (E) to the actual knowledge of the Company after due inquiry, none of the Properties is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency or on any similar list or inventory issued by any other federal, state or local governmental authority pursuant to Environmental Laws. As used herein, “Hazardous Material” shall mean any flammable explosives, radioactive materials, chemicals, pollutants, contaminants, wastes, hazardous wastes, toxic substances, mold and any hazardous material as defined by or regulated under any Environmental Law, including, without limitation, petroleum or petroleum products, and asbestos-containing materials. As used herein, “Environmental Law” shall mean any applicable foreign, federal, state or local law (including statute or common law), ordinance, rule, regulation or judicial or administrative order, consent decree or judgment relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Secs. 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Secs. 5101-5127, the Solid Waste Disposal Act, as amended, 42 U.S.C. Secs. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Secs. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Secs. 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Secs. 136-136y, the Clean Air Act, 42 U.S.C. Secs. 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Secs. 1251-1387, and the Safe Drinking Water Act, 42 U.S.C. Secs. 300f-300j-26, as any of the above statutes may be amended from time to time, and the regulations promulgated pursuant to any of the foregoing.

(x)  Utilities and Access. To the actual knowledge of the Company after due inquiry, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property. To the actual knowledge of the Company after due inquiry, each of the Properties has legal access to public roads and all other roads necessary for the use of each of the Properties.

(y)  No Condemnation. The Company has no actual knowledge after due inquiry of any pending or threatened condemnation proceedings or zoning change or other proceeding or action that, if determined adversely, would reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect.

(z)  Accounting Controls and Disclosure Controls. The Company maintains effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 of the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) XBRL Data included or incorporated by reference in the Registration Statement fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the Company’s inception, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains effective “disclosure controls and procedures” (as defined under Rule 13a-15(e) of the 1934 Act Regulations) to the extent required by such rule.

(aa) Compliance with the Sarbanes-Oxley Act. The Company and the Company’s officers or directors, in their capacities as such, are in material compliance with any applicable provisions of the Sarbanes-Oxley Act of 2002 and any applicable rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”), including, without limitation, Sections 402, 302 and 906 thereof.

(bb) Payment of Taxes. All income and other material tax returns of the Company and its subsidiaries required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(cc) ERISA. The Company is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). No “reportable event” (as defined in Section 4043 of ERISA) has occurred with respect to any “pension plan” (as defined in Section 3(2) of ERISA) for which the Company would have any liability. The Company has not incurred nor expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or “multi-employer plan” (as defined in Section 3(37) of ERISA), or (ii) Sections 412, 403, 431, 432 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”). Each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not, singly or in the aggregate, result in a Material Adverse Effect.

(dd) Business Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance, by recognized and reputable insurers, in such amounts and covering such risks as are commercially reasonable in the business in which the Company is engaged, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of its subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain similar coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There are no claims by the Company nor any of its subsidiaries under any insurance policy as to which any insurance company has denied liability or insurance coverage, except where such denial would not singly or in the aggregate, result in a Material Adverse Effect.

(ee) Title Insurance. The Company and each of its subsidiaries and each Related Entity, as applicable, carries or is entitled to the benefits of title insurance on the fee interests and/or leasehold interests (in the case of a ground lease interest) with respect to each Property with recognized and reputable insurers, in an amount not less than such entity’s cost for the real property comprising such Property, insuring that such party is vested with good and insurable fee or leasehold title, as the case may be, to each such Property.

(ff) Investment Company Act. The Company is not required, or upon the issuance and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(gg) Absence of Manipulation. Neither the Company nor any of its subsidiaries or other affiliates has taken nor will take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(hh) No Unlawful Contributions or Other Payments. None of the Company, any of its subsidiaries or, to the knowledge of the Company after due inquiry, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit, in each case in connection with or related to the Company or any of its subsidiaries or businesses; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in material compliance with all applicable anti-bribery and anti-corruption laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ii)  Money Laundering Laws. The operations of each of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No action, suit or proceeding or, to the actual knowledge of the Company after due inquiry, inquiry or investigation by or before any Governmental Entity involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending and, to the actual knowledge of the Company after due inquiry, no such action, suit, proceeding, inquiry or investigation is threatened.

(jj) Sanctions. None of the Company, any of its subsidiaries nor, to the actual knowledge of the Company after due inquiry, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of comprehensive Sanctions, including, without limitation, the Crimea, Donetsk, and Luhansk regions of Ukraine, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares hereunder or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) to cause in any other manner a violation by any person (including any person participating in the transaction, whether as agent, underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country in violation of any Sanctions.

(kk) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate in all material respects.

(ll) Real Estate Investment Trust; Operating Partnership. Commencing with its taxable year ended December 31, 2015, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Code, and the Company’s current and proposed method of operation will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2018 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects. The Operating Partnership has been and will be treated either as a “partnership” within the meaning of Sections 7701(a)(2) and 761(a) of the Code or an entity disregarded from the Company for federal and applicable state income tax purposes, and not as a “publicly traded partnership” taxable as a corporation under Section 7704 of the Code.

(mm) Prior Sales of Common Stock or OP Units. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued, sold or distributed any shares of Common Stock and the Operating Partnership has not issued, sold or distributed any units of limited partnership (“OP Units”) in Community Healthcare OP, LP, a Delaware limited partnership (the “Operating Partnership”).

(nn) Approval of Listing. The Shares have been approved for listing on the NYSE, subject to official notice of issuance.

(oo) Distributions. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and, for the avoidance of doubt, except in connection with certain restrictive covenants contained in the Third Amended and Restated Credit Agreement, dated as of March 19, 2021, by and among the Company, as borrower, the several banks and financial institutions party thereto as lenders, and Truist Bank, as administrative agent, (A) the Company is not currently prohibited, directly or indirectly, from making any distributions to its stockholders and (B) neither the Operating Partnership nor any subsidiary thereof is prohibited, directly or indirectly, from making any distributions to the Company or any other subsidiary of the Operating Partnership, from making any other distribution on any of its equity interests or from repaying any loans or advances made by the Company, the Operating Partnership or any other subsidiary of the Operating Partnership.

(pp) Finder’s Fees. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the offering and sale of the Shares contemplated in this Agreement, except as may otherwise exist with respect to the Agents pursuant to this Agreement.

(qq) Certain Relationships. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, partners, customers or suppliers of the Company, on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.

(rr) No Ratings. No securities issued by or loans to the Company or any of its subsidiaries are rated by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act).

(ss) Forward-Looking Statements. The information contained in the Registration Statement, the General Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus that constitutes “forward looking” information within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act were made by the Company on a reasonable basis and reflect the Company’s good faith belief or estimate of the matters described therein.

(tt) Cybersecurity; Data Protection. The Company and its subsidiaries’ information technology assets, equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, and to the Company’s knowledge are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants except those that would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries have implemented and maintained reasonable and appropriate safeguards designed to maintain and protect their material confidential information and the integrity, availability, and security of all IT Systems and all personal, personally identifiable, or otherwise regulated personal data (“Personal Data”) used in connection with their respective businesses reasonably consistent with industry standards and practices, or as required by applicable regulatory standards, and, to the Company’s knowledge, there have been no breaches, violations, outages or unauthorized uses of or access to the same, nor any incidents under internal review or investigations relating to the same, except, in each case, for those that would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except where such non-compliance would not, would not, singly or in the aggregate, result in a Material Adverse Effect.

(uu) No Other Materials. The Company has not distributed and, prior to the later to occur of (i) each Applicable Time and (ii) completion of the distribution of the Shares, will not distribute any prospectus (as such term is defined in the 1933 Act and the rules and regulations promulgated by the Commission thereunder) in connection with the offering and sale of the Shares other than the Registration Statement, the General Disclosure Package and the Prospectus or other materials, if any, permitted by the 1933 Act or by the rules and regulations promulgated by the Commission thereunder and approved by the Agents.

(vv) Certificates. Any certificate signed by any officer of the Company delivered to the Agents or to counsel for the Agents shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby.

3. (a) On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions set forth herein, upon an Agent’s acceptance of the terms of a Placement Notice (as defined in Section 3(b) below) or such other instructions provided by the Company to such Agent pursuant to Section 3(b) or upon receipt by such Agent of an Acceptance (as defined in Section 3(c) below), as the case may be, and unless the sale of the Placement Shares (as defined in Section 3(b) below) as described therein has been declined, suspended or otherwise terminated in accordance with the terms of this Agreement, the Company agrees to issue and sell through the applicable Agent, as sales agent, and such Agent agrees, subject to the limitations and provisions in this Section 3 or as may otherwise be agreed to between the parties from time to time, to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell as sales agent for the Company, the Shares. Sales of the Shares, if any, through any Agent acting as sales agent will be made by means of ordinary brokers’ transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

(b)  The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the applicable Agent on any day that is a trading day for the NYSE (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”), and on which the Company has instructed such Agent to make such sales and such Agent has agreed to make such sales, in each case in accordance with Section 3(c) below. On any Trading Day, the Company may sell Shares through any one Agent of the Company’s choice in its sole discretion. For the avoidance of doubt, the foregoing limitation to sell Shares through only one of the Agents of the Company’s choice on any Trading Day shall not apply to sales solely to employees or security holders of the Company or its Subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons in which Piper Sandler & Co., Evercore Group L.L.C., Truist Securities, Inc., Regions Securities LLC, Fifth Third Securities, Inc., Janney Montgomery Scott LLC or Robert W. Baird & Co. Incorporated is acting for the Company in a capacity other than as an Agent under this Agreement.. Prior to the commencement of the offering, when the Company wishes to issue and sell the Shares hereunder, it will notify the applicable Agent at least one or five (as applicable) “business days,” as defined in Rule 100 of Regulation M (a “Regulation M Business Day”), prior to the Trading Day on which sales are desired to commence by e-mail notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Shares to be sold, which shall at a minimum include the number of Shares desired to be issued (the “Placement Shares”), a form of which containing such minimum sales parameters necessary is attached hereto as Annex I (a “Placement Notice”). The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule I (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the applicable Agent set forth on Schedule I as shall be set forth in a written notice from such Agent to the Company from time to time. On any Trading Day that the Company wishes to issue and sell the Shares hereunder (each, a “Placement”), the Company may, prior to 9:30 a.m. (New York City Time) on such Trading Day, instruct the applicable Agent by telephone (confirmed promptly by email, which confirmation will be promptly acknowledged by the Agent), or such other method mutually agreed to in writing by the parties, as to the maximum number of Shares to be sold by such Agent on such day (in any event not in excess of the number available for sale under the Prospectus and the currently effective Registration Statement) and the minimum price per Share at which such Shares may be sold. For purposes of this Agreement, whenever a party is required to take action or refrain from taking action one or five Regulation M Business Days prior to a particular date, the determination as to whether the applicable period shall be one or five Regulation M Business Days will depend on whether, at the particular time in question, the applicable “restricted period,” as defined in Rule 100 of Regulation M, for the Shares is one or five Regulation M Business Days.

(c)  If the applicable Agent agrees to accept such proposed terms included in the Placement Notice (which it may decline to do for any reason in its sole discretion) or, following discussion with the Company, agrees to accept amended terms, such Agent will, prior to 4:30 p.m. (New York City Time) on the business day following the business day on which such Placement Notice is delivered to such Agent, issue to the Company a notice by e-mail (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and such Agent set forth on Schedule I) setting forth the terms that such Agent is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the applicable Agent until the Company delivers to such Agent an acceptance by e-mail (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which e-mail shall be addressed to all of the individuals from the Company and the applicable Agent set forth on Schedule I. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of such Agent’s acceptance of the terms of the Placement Notice or upon receipt by such Agent of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Shares set forth in the Placement Notice has been sold, (ii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iii) this Agreement has been terminated under the provisions of Section 10 or (iv) either party shall have suspended the sale of the Placement Shares in accordance with the terms of this Agreement. It is expressly acknowledged and agreed that neither the Company nor the applicable Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to such Agent and either (x) such Agent accepts the terms of such Placement Notice or (y) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control.

(d)  The Company or the applicable Agent may, upon notice to the other party hereto by telephone (confirmed promptly by e-mail to those individuals specified on Schedule I), suspend or terminate the offering of the Shares for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or which an investor has agreed to purchase but which have not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice.

(e)  Under no circumstances shall the aggregate gross sale price or number of Shares sold pursuant to this Agreement exceed (i) the Maximum Amount, as reduced by the aggregate gross sales price of prior sales of Shares under this Agreement, (ii) the amount available for issuance under the Prospectus and the then currently effective Registration Statement or (iii) authorized from time to time to be issued and sold under this Agreement by the Board or the Designated Subcommittee and notified to the applicable Agent in writing. In addition, under no circumstances shall any Shares be sold at a price lower than the minimum price therefor authorized from time to time by the Company’s board of directors (the “Board”) or a duly authorized committee or subcommittee thereof (the “Designated Subcommittee”) and notified to the applicable Agent in writing. Notwithstanding anything to the contrary contained herein (other than the following sentence), the parties hereto agree that compliance with the limitations set forth in this Section 3(e) regarding the aggregate offering price of the Shares issued and sold under this Agreement shall be the sole responsibility of the Company, and the applicable Agent shall have no obligation in connection with such compliance. Each Agent covenants and agrees not to make any sales of the Shares on behalf of the Company other than as permitted by the terms of this Agreement.

(f)  Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or such other instructions provided by the Company to the applicable Agent pursuant to Section 3(b), such Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the 1933 Act, including without limitation sales made directly on the NYSE, on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or such other instruction provided by the Company to the applicable Agent pursuant to Section 3(b), such Agent may also sell Placement Shares by any other method permitted by law, including but not limited to privately negotiated transactions subject to the prior written approval of the Company. Notwithstanding anything to the contrary herein and for a period of time beginning one or five Regulation M Business Days, as applicable, prior to the time when the first sale pursuant to a Placement Notice occurs and continuing through the time such Placement Notice is in effect, the applicable Agent agrees that in no event will it or any of its affiliates engage in any market making, stabilization or other market or trading activity with regard to the Shares if such activity would be prohibited under Regulation M or other anti-manipulation rules under the 1933 Act or the 1934 Act.

(g)  The compensation payable to the applicable Agent for sales of Shares in no event shall exceed 2.00% of the gross sales price of the Shares. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or other similar fees, taxes or charges imposed by any federal, state, local or other governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The applicable Agent shall notify the Company as promptly as practicable if any deduction described in the preceding sentence will be required.

(h)  The applicable Agent shall provide written confirmation (which may be by e-mail) to the Company following the close of trading on the NYSE each day on which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the gross sales prices of the Shares, the Net Proceeds to the Company and the compensation payable by the Company to such Agent under this Agreement with respect to such sales.

(i)  Settlement for sales of Shares will occur on the second business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the applicable Agent (each such day, a “Delivery Date”). On each Delivery Date, the Shares sold through the applicable Agent for settlement on such date shall be delivered by the Company to such Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by book-entry delivery of Shares to the applicable Agent’s account at The Depository Trust Company against payment by such Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. If the Company or its transfer agent (if applicable) shall default on its obligation to deliver Shares through the applicable Agent on any Delivery Date, the Company shall (A) indemnify and hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay such Agent any commission to which it would otherwise be entitled absent such default. If the applicable Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Delivery Date for Shares delivered by the Company, such Agent will pay the Company interest based on the effective overnight federal funds rate until such proceeds, together with such interest, have been fully paid.

(j)  The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company shall only be effected by or through the applicable Agent, from the period beginning one or five Regulation M Business Days, as applicable, prior to the time when the first sale pursuant to a Placement Notice occurs and continuing through the time such Placement Notice is in effect; provided, however, that the foregoing limitation shall not apply to (i) exercise of any option, warrant, right, unit or any conversion privilege set forth in the instrument governing such security or any other security of the Company or the Subsidiaries or (ii) issuances and sales solely to employees, directors or security holders of the Company or the Subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons.

(k)  The Company consents to the Agents trading in the Common Stock for the Agents’ own accounts and for the accounts of their clients at the same time as sales of the Shares occur pursuant to this Agreement or pursuant to a Terms Agreement.

(l)  The Company acknowledges and agrees that (i) there can be no assurance that the Agents will be successful in selling the Shares, (ii) the Agents may not solicit any offers to buy the Shares, (iii) the Agents will incur no liability or obligation to the Company or any other person or entity if they do not sell the Shares for any reason other than a failure by the Agents to use their commercially reasonable efforts consistent with their normal trading and sales practices to sell such Shares as required under this Section 3, subject to the limitations and provisions in this Section 3 or as may otherwise be agreed to between the parties from time to time and (iv) the Agents shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the applicable Agent and the Company in a Terms Agreement.

(m)  At each Applicable Time, each Delivery Date and each Representation Date, the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement. Any obligation of the Agents to use their commercially reasonable efforts to sell the Shares on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 8 of this Agreement.

4. Alternative Arrangements.

(a)  If the Company wishes to issue and sell the Shares through any Agent of the Company’s choice other than as set forth in Section 3 of this Agreement (an “Alternative Placement”), it will notify the applicable Agent of the proposed terms of such Alternative Placement. If such Agent, acting as principal or agent, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company wishes to accept amended terms, such Agent and the Company will enter into a Terms Agreement, setting forth the terms of such Alternative Placement.

(b)  The terms set forth in a Terms Agreement will not be binding on the Company or any Agent unless and until the Company and such Agent have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

5. (a) Notwithstanding any other provision of this Agreement, (i) the Company shall not offer or sell, or instruct the Agents to offer or sell, any Shares, (ii) the Company, by notice to the Agents given by telephone (confirmed promptly by e-mail), shall cancel any instructions for such offer or sale of Shares, and (iii) the Agents shall not be obligated to offer or sell any Shares, (x) at any time or during any period that the Company is or could be deemed to be, or the Agents reasonably believe that the Company is, in possession of material non-public information or (y) except as provided in Section 5(b) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is twenty-four (24) hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement. For purposes of this Section 5(a) and Section 5(b) below, references to “twenty-four (24) hours” shall exclude any hours in a day that is not a business day.

(b)  If the Company wishes to offer or sell Shares on any date during the period from and including an Announcement Date through and including the time that is twenty-four (24) hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to the Agents (with a copy to counsel to the Agents) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections or similar forward-looking data) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Agents, and obtain the consent of the Agents to the filing thereof (such consent not to be unreasonably withheld, conditioned or delayed), (ii) provide the Agents with the officers’ certificate and accountants’ letter called for by Sections 6(n) and (p), respectively, and (iii) file (and not furnish) such Earnings 8-K with the Commission. If the Company fully satisfies the requirements of clauses (i) through (iii) of this Section 5(b), then the provisions of Section 5(a), except as otherwise provided herein, shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is twenty-four (24) hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is twenty-four (24) hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate or accountants’ letter pursuant to this Section 5(b) shall not relieve the Company from any of its obligations under this Agreement with respect to any such Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, accountants’ letters and legal opinions and related letters as provided in Section 8 hereof, (B) this Section 5(b) shall in no way affect the provisions of clause (x) of Section 5(a), which shall have independent application and (C) the provisions of this Section 5(b) shall in no way affect the Company’s ability to file, subject to compliance with other applicable provisions of this Agreement, Current Reports on Form 8-K relating to earnings or other matters.

6. The Company agrees with the Agents as follows:

(a)  The Company will prepare the Prospectus in a form approved by the Agents and file such Prospectus pursuant to Rule 424(b) under the 1933 Act on or prior to the date that is one business day following the date hereof unless otherwise agreed to by the Agents and will make no further amendment or any supplement to the Registration Statement or Prospectus (other than through any documents incorporated therein by reference) which shall be reasonably disapproved by the Agents promptly after reasonable notice thereof; to advise the Agents, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and during the Prospectus Delivery Period (defined as such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Agents a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the 1933 Act) in connection with sales of the Shares) to furnish the Agents with copies thereof; to advise the Agents, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Issuer Free Writing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its commercially reasonable efforts to obtain the withdrawal of such order.

(b)  The Company will, during any period when the delivery of a prospectus is required in connection with the offering or sale of Shares (including, without limitation, pursuant to Rule 173(d) of the 1933 Act), if any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (including, without limitation, any document incorporated by reference therein) in order to comply with the 1933 Act or the 1934 Act, notify the Agents and, upon their request, file such document and prepare and furnish without charge to the Agents as many copies as the Agents may from time to time reasonably request of an amended or supplemented Prospectus (or incorporated document, as the case may be) that will correct such statement or omission or effect such compliance. Upon such notification, the Agents will cease selling the Shares on the Company’s behalf pursuant to this Agreement and suspend the use of the Prospectus until such amendment or supplement is filed; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or which an investor has agreed to purchase but which has not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice.

(c)  The Company represents and agrees that, unless it obtains the prior written consent of the Agents, and the Agents represent and agree that, unless they obtain the prior written consent of the Company, they have not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the 1933 Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Agents is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that it has satisfied the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(d)  Promptly from time to time to take such action as the Agents may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Agents may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(e)  During the period in which a prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with any sale of Shares (including, without limitation, pursuant to Rule 173(d) of the 1933 Act), to furnish the Agents with copies of the Prospectus or a supplement to the Prospectus in New York City in such quantities as the Agents may from time to time reasonably request.

(f)  To make generally available to its securityholders as soon as practicable an earnings statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(g)  To furnish to its stockholders, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail.

(h)  Until the earlier of the Shares ceasing to be outstanding or the third year anniversary of the latest effective date of the Registration Statement, to furnish to the Agents copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided the Company will be deemed to have furnished such reports and financial statements to the Agents to the extent they are filed on the Commission’s EDGAR system.

(i)  To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in each of the General Disclosure Package and the Prospectus under the caption “Use of Proceeds.”

(j)  To use its reasonable best efforts to list the Shares on the NYSE.

(k)  To file with the Commission such information on Form 10-K or Form 10-Q as may be required by Rule 463 under the 1933 Act.

(l)  To comply, and to use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act and the rules and regulations thereunder.

(m)  The Company will reasonably cooperate on a timely basis with any reasonable due diligence request from, or review conducted by, the Agents or their counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices and/or by telephone, as the Agents or their counsel may reasonably request (each such process, a “Due Diligence Process”).

(n)  Upon commencement of the offering of Shares under this Agreement, promptly after each (i) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Shares, (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the 1934 Act or (3) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock)) (each such date, a “Registration Statement Amendment Date”), (ii) date on which the Company shall file (x) an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or (y) an amendment to any such report or document (each such date, a “Company Periodic Report Date”) and, (iii) reasonable request by the Agents; provided, that such request follows a Due Diligence Process (each date of any such request, a “Supplemental Request Date”) (each of the date of the commencement of the offering of Shares under this Agreement and each Registration Statement Amendment Date, Company Periodic Report Date and Supplemental Request Date is hereinafter referred to as a “Representation Date”), the Company will furnish or cause to be furnished to the Agents (with a copy to counsel to the Agents), unless the Agents otherwise agree in writing, a certificate dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or amendment thereto, as the case may be), in a form reasonably satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 8(j) of this Agreement which was last furnished to the Agents are true and correct as of the date of such certificate as though made at and as of the date of such certificate (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 8(j), but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(o)  Upon commencement of the offering of Shares under this Agreement, and promptly after each other Representation Date, the Company will furnish or cause to be furnished to the Agents (with a copy to counsel to the Agents), unless the Agents otherwise agree in writing, the written opinion and letter of counsel to the Company, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K or Quarterly Report on Form 10-Q or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q or amendment thereto, as the case may be), in a form and substance reasonably satisfactory to the Agents and their counsel, of the same tenor as the opinions and letters referred to in Section 8(c) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such opinion and letter or, in lieu of such opinion and letter, counsel last furnishing any such opinion and letter to the Agents shall furnish the Agents with a letter substantially to the effect that the Agents may rely on such counsel’s last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time. Solely for the purposes of this paragraph, the term “Representation Date” shall not include the date of filing of any Earnings 8-K or any amendment thereto.

(p)  Upon commencement of the offering of Shares under this Agreement, and promptly after each other Representation Date, the Company will cause BDO USA, LLP, or other independent accountants reasonably satisfactory to the Agents, to furnish to the Agents (with a copy to counsel to the Agents), unless the Agents otherwise agree in writing, a letter, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or any amendment thereto, as the case may be), in form reasonably satisfactory to the Agents and their counsel, of the same tenor as the letter referred to in Section 8(e) hereof, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such letter. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(q)  The Company will not, and will cause its subsidiaries not to, and use reasonable efforts to cause its affiliates and any person acting on their behalf not to, directly or indirectly, (i) take any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or (ii) sell, bid for or purchase the Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Shares to be issued and sold pursuant to this Agreement other than the Agents.

(r)  During the pendency of any Placement Notice (as amended by the corresponding Acceptance, if applicable) given hereunder, (i) the Company shall provide the Agents notice no less than one or five Regulation M Business Days, as applicable, before it or any of the subsidiaries or any person acting on their behalf, directly or indirectly, offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that no such restriction shall apply in connection with (1) the issuance, grant or sale of Common Stock, options to purchase Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock or compensatory plan or arrangement described in the Prospectus (the “Equity Plans”), (2) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time, provided the implementation of such is disclosed to the Agents in advance, or (3) the redemption of OP Units pursuant to the terms of the Agreement of Limited Partnership, dated February 12, 2015, of the Operating Partnership; (ii) the Company shall not, and shall cause any affiliated purchasers (as defined in Rule 100 of Regulation M) of the Company to not, bid for, purchase or induce any other persons to bid for or purchase Shares; and (iii) the Company shall provide the Agents notice no less than one or five Regulation M Business Days, as applicable, before it or any of the subsidiaries or affiliates or any person acting on their behalf engages in any special selling efforts or selling methods with regard to Shares, including but not limited to presenting at any investor conference or other similar meeting where potential investors may be present.

(s)  The Company will use its best efforts to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2019 and for each subsequent year thereafter, unless and until the Board determines in good faith that it is no longer in the best interests of the Company and its stockholders to be so qualified.

(t)  Until completion of the distribution of the Shares, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

7. The Company covenants and agrees with the Agents that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Permitted Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Agents; (ii) the cost of printing or producing this Agreement, any Blue Sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(d) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with any Blue Sky memorandum (iv) all fees and expenses in connection with listing the Shares on the NYSE; (v) the filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, securing any required review by FINRA of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates, if applicable; (vii) the cost and charges of any transfer agent or registrar in connection with the issuance of the Shares; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

8. The obligations of the Agents hereunder shall be subject, in their sole discretion, to the condition that all representations and warranties and other statements of the Company herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof are true and correct as of the time of the execution of this Agreement, and as of each Representation Date, Applicable Time and Delivery Date, to the condition that the Company shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)  The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act on or prior to the date hereof and the Company shall have complied with all other requirements applicable to the Prospectus or any supplement thereto under Rule 424(b) (without giving effect to Rule 424(b)(8)). The Company shall have complied with all filing requirements applicable to any Issuer Limited-Use Free Writing Prospectus used or referred to after the date hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Limited-Use Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission, any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus (including, without limitation, in any document incorporated by reference therein) or otherwise shall have been complied with, and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b)  The Agents shall have received a letter from CT Corporation, or a similar firm, indicating based on available electronic databases the good standing of the Company in its jurisdiction of organization and its good standing as a foreign entity in such other jurisdictions as the Agents may reasonably request.

(c)  Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, counsel for the Company (or, subject to the sole discretion of the Agents in the case of any written opinion or opinions required to be delivered after the commencement of the offering of the Shares under this Agreement, the in house legal counsel for the Company) shall have furnished to you such written opinion or opinions on each date specified in Section 6(o), as the case may be, in form and substance satisfactory to counsel for the Agents, to the effect set forth in Annex II and Annex III hereto and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(d)  Morrison & Foerster LLP, counsel for the Agents, shall have furnished to you their written opinions in such form as you may reasonably request, on each date specified in Section 6(o).

(e)  On each date specified in Section 6(p), BDO USA, LLP shall have furnished to the Agents a letter or letters, dated the respective dates of delivery thereof, in form and substance as previously provided to counsel to the Agents.

(f)  (i) Neither the Company nor any of the subsidiaries shall have sustained since the date of the latest audited financial statements included in each of the General Disclosure Package and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package or Prospectus, and (ii) since the respective dates as of which information is given in each of the General Disclosure Package and the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of the subsidiaries or any change, or any development involving a prospective change not set forth or contemplated in the General Disclosure Package or Prospectus, in or affecting the Properties, the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and the subsidiaries, otherwise than as set forth or contemplated in each of the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Agents so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the terms and in the manner contemplated in each of the General Disclosure Package and the Prospectus.

(g)  On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either federal or state authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis, if the effect of any such event specified in these clauses (iii) or (iv) in the reasonable judgment of the Agents makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

(h)  To the extent required, the Shares to be sold shall have been duly listed on the NYSE.

(i)  Within the Prospectus Delivery Period, the Company shall have complied with the provisions of Section 6(a) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of this Agreement.

(j)  The Company shall have furnished or caused to be furnished to you on each Representation Date specified in Section 6(n) certificates of officers of the Company satisfactory to the Agents as to the accuracy of the representations and warranties of the Company herein at and as of such Representation Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Representation Date, and as to the matters set forth in subsections (a) and (f) and (m) of this Section 8.

(k)  Upon commencement of the offering of Shares under this Agreement and on such other dates as reasonably requested by Agents, the Company will furnish or cause to be furnished promptly to the Agents a Placement Notice or such other instructions provided pursuant to Section 3(b) as requested by the Agents.

(l)  The Company and the Agents hereby agree that the date of commencement of sales under this Agreement shall be the date the Company and the Agents mutually agree (which may be later than the date of this Agreement).

(m)  Each Subsidiary of the Company which meets the definition of “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in each of the General Disclosure Package and the Prospectus; each such Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify, or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interest of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; none of the outstanding shares of capital stock or other equity interest of each such subsidiary were issued in violation of the preemptive or other similar rights of any security holder of such security; and the Company has all necessary consents and approvals under applicable federal and state laws and regulations to own its assets and carry on its businesses as currently conducted, except for those consents and approvals that would not have a Material Adverse Effect.

9. (a)  The Company shall indemnify and hold harmless the Agents, their respective affiliates, directors and officers and each person, if any, who controls the respective Agents within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use therein (provided that the Company and the Agents hereby acknowledge and agree that the only information that the Agents have furnished to the Company specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, are (i) the statements set forth in the last sentence of paragraph 1, the first sentence of paragraph 3 and the second sentence of paragraph 7 under the “Plan of Distribution” in the Prospectus Supplement and (ii) such other statements as the Agents may, by notice given to the Company in writing after the date of this Agreement, have been furnished to the Company by the Agents specifically for inclusion in the Registration Statement, the Prospectus, the General Disclosure Package, any Issuer Limited-Use Free Writing Prospectus or any amendment or supplement thereto (collectively, the “Agent Information”).

(b)  The Agents, severally and not jointly, shall indemnify and hold harmless the Company, their respective affiliates, directors and officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus, or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use therein, provided that the Company and the Agents hereby acknowledge and agree that the only information that the Agents have furnished to the Company specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, is the Agent Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)  If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Agents. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agents on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Agents shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares distributed to the public were offered to the public exceeds the amount of any damages which the Agents have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act), as determined by a final, non-appealable order by a court of competent jurisdiction, shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations, as determined by a final, non-appealable order by a court of competent jurisdiction.

(e)  The remedies provided in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)  For purposes of clarity and without limitation to any provision of this Agreement, the obligations of the Agents under this Agreement are several and not joint.

10. Termination.

(a)  The Company shall have the right, by giving written notice as hereinafter specified, to terminate either this Agreement in its entirety or any Agent from providing services hereunder in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through any Agent for the Company, the obligations of the Company, including in respect of compensation of such Agent, shall remain in full force and effect notwithstanding such termination and (ii) the representations and warranties in Section 2 and the provisions of Sections 7, 9, 13, 14, 15, 16 and 17 of this Agreement shall remain in full force and effect notwithstanding such termination, as applicable.

(b)  The Agents shall have the right, in their sole discretion, or any one of them in its sole discretion as to itself, by giving written notice as hereinafter specified, to terminate this Agreement at any time. Any such termination shall be without liability of any party to any other party except that the representations and warranties in Section 2 and the provisions of Sections 7, 9, 13, 14, 15, 16 and 17 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)  This Agreement shall remain in full force and effect with respect to a party unless terminated by or with respect to such party pursuant to Section 10(a) or (b) above, as applicable, or otherwise by mutual agreement of the parties; provided, that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that the representations and warranties in Section 2 and the provisions of Sections 7, 9, 13, 14, 15, 16 and 17 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d)  Any termination of this Agreement shall be effective on the date specified in such notice of termination or the date mutually agreed by the parties, as the case may be; provided, that such termination shall not be effective until the close of business on the date of receipt of such notice by the applicable Agents or the Company, or the date mutually agreed by the parties, as the case may be. If such termination shall occur prior to the Delivery Date for any sale of Stock, such sale shall settle in accordance with the provisions of Section 3(i) hereof.

(e)  Unless terminated earlier pursuant to this Section 10, this Agreement shall terminate automatically upon the issuance and sales of Shares through the Agents that collectively equal the Maximum Amount.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Agents, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agents or any controlling person of the Agents, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

12. If this Agreement is terminated with respect to all parties, the Company shall not then be under any liability to the Agents except as provided in Section 9 hereof, which provisions shall survive termination.

13. The Company acknowledges and agrees that:

(a)  in connection with the sale of the Shares, the Agents have been retained solely to act as sales agents, and no fiduciary, advisory or other agency relationship between the Company and the Agents has been created in respect of any of the transactions contemplated by this Agreement;

(b)  it has been advised that the Agents and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship;

(c)  it waives, to the fullest extent permitted by law, any claims it may have against the Agents for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company;

(d) none of the activities of the Agents in connection with the transactions contemplated by this Agreement constitutes a recommendation, investment advice, or solicitation of any action by the Agents with respect to any entity or natural person; and

(e) the Company's engagement of each Agent in connection with the transactions contemplated by this Agreement and the process leading up to the transactions contemplated by this Agreement is as an independent contractor and not in any other capacity.

14.Notices.

Except as otherwise provided herein, all statements, requests, notices and agreements hereunder shall be in writing, and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed as follows: if to Piper Sandler & Co., 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, Attention: General Counsel; if to Evercore Group L.L.C., 55 East 52nd Street, 36th Floor, New York, NY 10055; if to Truist Securities, Inc., 3333 Peachtree Road NE, 11th Floor, Atlanta, GA 30326, Attention: Equity Capital Markets; if to Regions Securities, LLC, 615 S. College Street, Suite 600, Charlotte, NC 28202, Attention: Brit Stephens and Ed Armstrong; if to Fifth Third Securities, Inc., 424 Church Street, Maildrop: UTFC6B, Nashville, TN 37219, Attention: Equity Capital Markets; if to Janney Montgomery Scott LLC, 1717 Arch Street, 22nd Floor, Philadelphia, PA 19103; if to Robert W. Baird & Co. Incorporated, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Syndicate Department (facsimile: (414)-298-7474), with a copy to the Legal Department; and with respect to each notice to any Agent a copy (for informational purposes only) to Morrison & Foerster LLP, 2100 L Street, NW Suite 900, Washington, D.C. 20037, Attention: Justin R. Salon, Esq.; and if to the Company shall be delivered or sent by mail to Community Healthcare Trust Incorporated, 3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067, Attention: Timothy G. Wallace, with a copy (for informational purposes only) to Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, 211 Commerce Street, Suite 800, Nashville, Tennessee 37201, Attention: Tonya Mitchem Grindon. Any such statements, requests, notices or agreements shall take effect upon receipt thereof. This Agreement shall be binding upon, and inure solely to the benefit of, the Agents, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or the Agents, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C., is open for business.

16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument, and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

18. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Agent that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that any Agent that is a Covered Entity or a BHC Act Affiliate of such Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(b) For purposes of this Section 18: (A) a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Very truly yours,

COMMUNITY HEALTHCARE TRUST INCORPORATED

By:	/s/ Timothy G. Wallace
Name:	Timothy G. Wallace
Title:	Chief Executive Officer and President

Accepted as of the date hereof:

PIPER SANDLER & CO.

By:	/s/ Robert Kleinert
Name:	Robert Kleinert
Title:	Managing Director

Signature Page to the Sales Agency Agreement

EVERCORE GROUP L.L.C.

By:	/s/ Jay Chandler
Name:	Jay Chandler
Title:	Senior Managing Director

TRUIST SECURITIES, INC.

By:	/s/ Geoffrey Fennel
Name:	Geoffrey Fennel
Title:	Director

REGIONS SECURITIES LLC

By:	/s/ Edward L. Armstrong
Name:	Edward L. Armstrong
Title:	Managing Director - ECM

FIFTH THIRD SECURITIES, INC.

By:	/s/ Susannah Doyle Lunke
Name:	Susannah Doyle Lunke
Title:	Managing Director, ECM, SVP

JANNEY MONTGOMERY SCOTT LLC

By:	/s/ David Lau
Name:	David Lau
Title:	Head of Equities

ROBERT W. BAIRD & CO. INCORPORATED

By:	/s/ Christopher Walter
Name:	Christopher Walter
Title:	Managing Director

Signature Page to the Sales Agency Agreement

Schedule 2(i)(i)

Significant Subsidiaries

The following are the only subsidiaries of the Company that meet the definition of “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X):

● The Operating Partnership

● CHCT Illinois, LLC

● CHCT Ohio, LLC

● CHCT Texas, LLC

Schedule 2(i)(ii)

Community Healthcare OP, LP	Delaware
Community Healthcare Trust, LLC	Delaware
Community Healthcare Trust Services, Inc.	Tennessee
CHCT Holdings, Inc.	Delaware
CHCT Alabama, LLC	Delaware
CHCT Arizona, LLC	Delaware
CHCT Arkansas, LLC	Delaware
CHCT California, LLC	Delaware
CHCT Colorado, LLC	Delaware
CHCT Connecticut, LLC	Delaware
CHCT Connecticut II, LLC	Delaware
CHCT Florida, LLC	Delaware
CHCT Georgia, LLC	Delaware
CHCT Idaho, LLC	Delaware
CHCT Illinois, LLC	Delaware
CHCT Indiana, LLC	Delaware
CHCT Iowa, LLC	Delaware
CHCT Kansas, LLC	Delaware
CHCT Kentucky, LLC	Delaware
CHCT Lending, LLC	Delaware
CHCT Louisiana, LLC	Delaware
CHCT Maryland, LLC	Delaware
CHCT Massachusetts, LLC	Delaware
CHCT Michigan, LLC	Delaware
CHCT Mississippi, LLC	Delaware
CHCT Nebraska, LLC	Delaware
CHCT Nevada, LLC	Delaware
CHCT New Jersey, LLC	Delaware
CHCT New York, LLC	Delaware
CHCT North Carolina, LLC	Delaware
CHCT Ohio, LLC	Delaware
CHCT Oklahoma, LLC	Delaware
CHCT Pennsylvania, LLC	Delaware
CHCT Rhode Island, LLC	Delaware
CHCT South Carolina, LLC	Delaware
CHCT Tennessee, LLC	Delaware
CHCT Texas, LLC	Delaware
CHCT Virginia, LLC	Delaware
CHCT Washington, LLC	Delaware
CHCT West Virginia, LLC	Delaware
CHCT Wisconsin, LLC	Delaware